DWS Small Cap Growth Fund
Summary Prospectus | February 1, 2021

Class/Ticker	A	SSDAX	T	SSDVX	C	SSDCX	R	SSDGX	R6	SSDZX	INST	SSDIX	S	SSDSX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated February 1, 2021, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 44), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 102) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	R6	INST	S
Management fee	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Distribution/service (12b-1) fees	0.23	0.25	0.99	0.50	None	None	None
Other expenses[2]	0.37	0.37	0.46	0.44	0.24	0.34	0.34
Total annual fund operating expenses	1.25	1.27	2.10	1.59	0.89	0.99	0.99
Fee waiver/expense reimbursement	0.04	0.06	0.14	0.13	0.00	0.03	0.03
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.21	1.21	1.96	1.46	0.89	0.96	0.96
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 ”Other expenses “ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through January 31, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.21%, 1.21%, 1.96%, 1.46%, 0.96% and 0.96% for Class A, Class T, Class C, Class R, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses

(including one year of capped expenses in each period for Class A, Class T, Class C, Class R, Institutional Class and Class S) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	R6	INST	S
1	$691	$370	$299	$149	$91	$98	$98
3	945	637	644	489	284	312	312
5	1,218	924	1,116	853	493	544	544
10	1,996	1,740	2,420	1,878	1,096	1,210	1,210
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	R6	INST	S
1	$691	$370	$199	$149	$91	$98	$98
3	945	637	644	489	284	312	312
5	1,218	924	1,116	853	493	544	544
10	1,996	1,740	2,420	1,878	1,096	1,210	1,210
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the term assets is defined as net assets, plus the amount of any borrowings for investment purposes, and the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million. As of December 31, 2020, companies in which the fund typically invests have a market capitalization range of between $43 million and $18.73 billion. The fund may invest up to 20% of its assets in the stocks of non-US companies, including those in emerging markets, and large capitalization stocks.
Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies.
Company research is significant to the investment process. Portfolio management uses a “bottom-up” approach to picking securities, focusing on stocks that it believes have superior growth prospects and above average intermediate to long-term performance potential.
Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and which portfolio management believes to have the potential to be the blue chips of the future. Portfolio management generally seeks companies it believes have a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources. Portfolio management also looks for estimated above-average growth in revenues and earnings and a balance sheet that portfolio management believes can support this growth potential with sufficient working capital and manageable levels of debt.
Portfolio management follows a disciplined selling process that seeks to lessen risk, and will normally sell a stock when its price reaches portfolio management's expectations, portfolio management believes there is a material change in the company's fundamentals, other investments offer better opportunities or in an effort to readjust the weighted average market capitalization of the fund.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions

DWS Small Cap Growth Fund
Summary Prospectus February 1, 2021

taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
The disruptions caused by the COVID-19 pandemic may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement), provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The

DWS Small Cap Growth Fund
Summary Prospectus February 1, 2021

long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
ESG investing risk. When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more

DWS Small Cap Growth Fund
Summary Prospectus February 1, 2021

recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	30.24%	June 30, 2020
Worst Quarter	-28.15%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/28/2002	19.99	10.48	10.46
After tax on distribu- tions		19.99	9.28	9.26
After tax on distribu- tions and sale of fund shares		11.83	8.14	8.43
Class T before tax	2/1/2017	23.99	11.12	10.79
Class C before tax	6/28/2002	26.38	10.95	10.28
INST Class before tax	12/20/2004	27.63	12.08	11.47
Class S before tax	12/20/2004	27.67	12.08	11.39
Russell 2000® Growth Index (reflects no deduc- tion for fees, expenses or taxes)		34.63	16.36	13.48

	Class Inception	1 Year	5 Years	Since Inception
Class R before tax	5/1/2012	27.02	11.51	10.92
Russell 2000® Growth Index (reflects no deduc- tion for fees, expenses or taxes)		34.63	16.36	14.67
Class R6 before tax	8/25/2014	27.75	12.14	9.56
Russell 2000® Growth Index (reflects no deduc- tion for fees, expenses or taxes)		34.63	16.36	13.44
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R	None	N/A	N/A	N/A
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Class R, Class R6 and Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

DWS Small Cap Growth Fund
Summary Prospectus February 1, 2021

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

DWS Small Cap Growth Fund
Summary Prospectus February 1, 2021 DSCGF-SUM